Exhibit 23(n)(ii) under Form N-1A
                                            Exhibit 99 under Item 601/Reg. S-K



                                                       Amended: March 27, 2003
                                    EXHIBIT
                                      to
                             THE HUNTINGTON FUNDS
                             MULTIPLE CLASS PLAN


Fund

Money Market Fund
      Investment A Shares
      Investment B Shares
      Trust Shares
      Interfund Shares

Ohio Municipal Money Market Fund
      Investment A Shares
      Trust Shares

U.S. Treasury Money Market Fund
      Investment A Shares
      Trust Shares

Growth Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Mortgage Securities Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Ohio Tax-Free Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Fixed Income Securities Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Income Equity Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Short/Intermediate Fixed Income Securities Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Michigan Tax-Free Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Intermediate Government Income Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Florida Tax-Free Money Fund
      Investment A Shares
      Trust Shares

Dividend Capture Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

International Equity Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Mid Corp America Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

New Economy Fund
      Investment A Shares
      Investment B Shares
      Trust Shares

Rotating Index Fund (to be renamed Rotating Markets Fund - 4/30/2003)
      Investment A Shares
      Trust Shares

Situs Small Cap Fund
      Investment A Shares
      Investment B Shares
      Trust Shares


      Witness the due execution hereof as the 27th day of March, 2003.


                                    HUNTINGTON FUNDS



                                    By:  /s/ James E. Ostrowski
                                    Name:  James E. Ostrowski
                                    Title:  Vice President